UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 19, 2013
Date of Report (Date of earliest event reported)

TOMI ENVIRONMENTAL SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-09908	59-1947988
(Commission File Number)	(IRS Employer Identification No.)

9454 Wilshire Boulevard, Penthouse, Beverly Hills, California	90212
(Address of Principal Executive Offices)	(Zip Code)

(800) 525-1698
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

          On August 19, 2013, TOMI Environmental Solutions, Inc. (the “Company”) issued a press release announcing that it has contracted with DivInd for the manufacturing of SteraMist™ products utilizing TOMI’s patented Binary Ionization Technology®. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit #	Description

99.1	Press Release dated August 19, 2013 announcing that the Company has contracted with DivInd for the manufacturing of SteraMist™ products utilizing TOMI’s patented Binary Ionization Technology®.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TOMI ENVIRONMENTAL SOLUTIONS, INC.

Date:	August 19, 2013	By:	/s/ Halden Shane
			Name:	Halden Shane
			Title:	Principal Executive Officer

EXHIBIT INDEX

Exhibit #	Description

99.1	Press Release dated August 19, 2013 announcing that the Company has contracted with DivInd for the manufacturing of SteraMist™ products utilizing TOMI’s patented Binary Ionization Technology®.